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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): December 24, 1996
                                                 ------------------

                          Watson Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Nevada                         0-20045                 95-3872914
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File number)           Identification No.)



311 Bonnie Circle Corona, CA                         91720
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(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (909) 270-1400
                                                   ---------------


                     -----------------------------------------------------------
                     Former name or former address, if changed since last report





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Item 5.  Other Events.
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         On December 24, 1996 Watson Pharmaceuticals, Inc. (the "Registrant")
entered into a definitive Agreement and Plan of Merger by and among Royce Laboratories, Inc. ("Royce"), Dolphins Acquisition Corp., a wholly-owned subsidiary of the Registrant ("Dolphins"), and the Registrant (the "Merger Agreement"), pursuant to which Dolphins will merge (the "Merger") with and into Royce, with Royce being the surviving corporation in the Merger. Immediately after the Merger, Royce will become the wholly-owned subsidiary of the Registrant. It is intended that the Merger will qualify as a "pooling of interests" for accounting purposes and that the Merger will constitute a tax free reorganization for federal income tax purposes.


         Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Royce shareholders will receive common shares of Watson worth the equivalent of $7.25 for each share of Royce, subject to a collar on Watson's stock price of $38 to $47 per share.




         The Registrant has been advised that due to pooling of interest considerations, it will not be possible for the holders of small numbers of shares of Royce Common Stock to receive cash in lieu of shares of Watson Common Stock in connection with the Merger. Therefore, the only cash that will be paid to Royce shareholders in connection with the Merger will be cash in lieu of fractional shares. The Registrant and Royce are having discussions with their respective accountants regarding the possibility of paying cash to holders of small numbers of shares of Royce Common Stock in lieu of shares of Watson Common Stock while retaining the pooling of interest treatment for the Merger. No assurance can be given that the Registrant and Royce will be successful in this regard.



         Consummation of the Merger is subject to the satisfaction of certain conditions, including, without limitation, approval by Royce's stockholders of the Merger Agreement, regulatory approvals and treatment of the Merger as a "pooling of interests" for accounting purposes. A copy of the Merger Agreement is attached as Exhibit 10.1 and is hereby incorporated by reference.

         A copy of the joint press release of the Registrant and Royce, dated December 26, 1996, is attached as Exhibit 10.2 and is hereby incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)      Exhibits

         10.1 Agreement and Plan of Merger dated as of December 24, 1996 by and among the Registrant, Royce and Dolphins.

         10.2     Press Release dated December 26, 1996




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                                   SIGNATURE
                                   ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: January 9, 1997               WATSON PHARMACEUTICALS, INC.



                                     By:   /s/ Allen Chao, Ph.D.
                                        ----------------------------
                                        Name:  Allen Chao, Ph.D.
                                        Title: Chairman and Chief
                                               Executive Officer





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                                     INDEX



Exhibit
Number           Description of Document
-------          -----------------------

10.1 Agreement and Plan of Merger dated as of December 24, 1996 by and among the Registrant, Royce and Dolphins.

10.2             Joint Press Release dated December 26, 1996.





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